UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2019

INVESCO DB US DOLLAR INDEX TRUST
(Registrant)
INVESCO DB US DOLLAR INDEX BEARISH FUND;
INVESCO DB US DOLLAR INDEX BULLISH FUND
(Co-Registrants)
(Exact name of registrant as specified in its charter)

Delaware	001-33317; 001-33318; and 001-33314	87-0778084 (Invesco DB US Dollar Index Bearish Fund)
87-0778082 (Invesco DB US Dollar Index Bullish Fund)
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)
(800)
983-0903
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	UDN	NYSE Arca, Inc
Common Units of Beneficial Interest	UUP	NYSE Arca, Inc
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
 12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01 Entry Into a Material Definitive Agreement.
Custody Agreement
On October 1, 2019, Invesco DB US Dollar Index Trust (the “Trust”), on behalf of Invesco DB US Dollar Index Bearish Fund and Invesco DB US Dollar Index Bullish Fund (each, a “Fund” and collectively, the “Funds”), and each of the other Invesco DB Funds (the “Other Funds”) entered into a Custody Agreement (the “Custody Agreement”) with The Bank of New York Mellon, as Custodian (the “Custodian”). The Custody Agreement replaces the prior global custody agreement that had governed the custodial relationship among the Custodian, the Trust, the Funds, and the Other Funds.
Pursuant to the Custody Agreement, the Custodian shall maintain custody of cash and securities deposited by the Trust on behalf of each Fund or any Other Fund. The Trust shall pay the Custodian fees for such services as may be agreed upon from time to time during the term of the agreement, as well as reimbursement of certain expenses. The Custody Agreement has a four-year term, subject to automatic renewal for successive one-year
periods unless the Trust or Custodian provides notice of
non-renewal
at least 90 days prior to the expiration of the current term or renewal term, as applicable. The foregoing description of the material terms of the Custody Agreement is qualified in its entirety by reference to the full text of the Custody Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Fund Administration and Accounting Agreement
On October 1, 2019, the Trust, on behalf of the Funds, and each of the Other Funds entered into a Fund Administration and Accounting Agreement (the “Administration Agreement”) with The Bank of New York Mellon, as Administrator (the “Administrator”). The Administration Agreement replaces the prior administration agreement that had governed the provision of administrative services by the Administrator to the Trust, the Funds and the Other Funds.
Pursuant to the Administration Agreement, the Administrator shall perform or supervise the performance of services necessary for the operation and administration of the Trust and each Fund (but excluding the making of investment decisions), including calculation of each Fund’s net asset value (“NAV”) and the provision of accounting and other administrative services. The Trust shall pay the Administrator fees for such services as may be agreed upon from time to time during the term of the agreement, as well as reimbursement of certain expenses. The Administration Agreement has a four-year term, subject to automatic renewal for successive one-year
periods unless the Trust or Administrator provides notice of non-renewal
at least 90 days prior to the expiration of the current term or renewal term, as applicable. The foregoing description of the material terms of the Administration Agreement is qualified in its entirety by reference to the full text of the Administration Agreement, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Invesco Capital Management LLC, the Managing Owner of the Trust and each Fund, shall pay all fees and expenses incurred by the Trust and each Fund pursuant to the Custody Agreement and the Administration Agreement out of its own assets.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Custody Agreement by and among The Bank of New York Mellon and the Invesco DB Funds named therein

10.2	Fund Administration and Accounting Agreement by and among The Bank of New York Mellon and the Invesco DB Funds named therein

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Title:	Principal Executive Officer
		Date:	October 1, 2019

Invesco DB US Dollar Index Bearish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Title:	Principal Executive Officer
		Date:	October 1, 2019

Invesco DB US Dollar Index Bullish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Title:	Principal Executive Officer
		Date:	October 1, 2019